EXHIBIT  21



                                SUBSIDIARIES OF
                       MARSH & McLENNAN COMPANIES, INC.


                                                                        Where
                         Name                                    Incorporated

Marsh & McLennan Real Estate Advisors, Inc.                     Delaware
Omega Indemnity (Bermuda) Limited                               Bermuda
Epsilon Insurance Company, Ltd.                                 Cayman Islands
Marsh & McLennan, Incorporated                                  Delaware
     Marsh & McLennan of Arkansas, Inc.                         Arkansas
     M & M Insurance Management Services, Inc.                  Delaware
     Marsh & McLennan Financial Markets, Inc.                   Delaware
     Marsh & McLennan GbR Holdings, Inc.                        Delaware
     Marsh & McLennan Pallas Holdings, Inc.                     Delaware
     Triad Services, Inc.                                       Delaware
     Marsh & McLennan Agency, Incorporated                      District of
                                                                 Columbia
     Marsh & McLennan, Incorporated                             Illinois
     Marsh & McLennan, Incorporated                             Indiana
     Marsh & McLennan, Incorporated                             Kentucky
     Marsh & McLennan of Louisiana, Inc.                        Louisiana
         Marmac Agency, Inc.                                    Louisiana
     Marsh & McLennan, Incorporated                             Maine
     Marsh & McLennan, Inc.                                     Massachusetts
     Marsh & McLennan                                           Michigan
     Marsh & McLennan, Inc. of Nevada                           Nevada
     Marsh & McLennan, Incorporated                             Ohio
     Marsh & McLennan, Inc.                                     Oklahoma
     Marsh & McLennan of Puerto Rico, Inc.                      Puerto Rico
     Marsh & McLennan, Incorporated                             Rhode Island
     Marsh & McLennan, Inc.                                     Texas
     Marsh & McLennan of Texas, Inc.                            Texas
     Marsh & McLennan, Incorporated                             Virginia
     Marsh & McLennan Global Broking, Inc.                      New York
         Marsh & McLennan Global Broking (Bermuda) Ltd.         Bermuda
               Bowring (Bermuda) Investments Ltd.               Bermuda
         Marsh & McLennan Global Broking, Inc.                  Connecticut
         Marsh & McLennan Global Broking, Inc.                  Illinois
         Marsh & McLennan Global Broking, Inc.                  Missouri
         Marsh & McLennan Global Broking, Inc.                  New Jersey
         Marsh & McLennan Intermediaries, Inc.                  New York
         Marsh & McLennan Global Broking, Inc.                  Texas
     Marsh & McLennan Holdings, Inc.                            Delaware
         Marsh & McLennan (Korea) Ltd.                          Korea
         Marsh & McLennan (Malaysia) SDN BHD                    Malaysia
     Marsh & McLennan Argentina SA Asesores de Seguros          Argentina
     Marsh & McLennan Argentina SA Corredores de Reaseguros     Argentina
     Marsh & McLennan Argentina SA Risk Management Consultants  Argentina

     Marsh & McLennan Pty. Ltd.                                 Australia
         Marsh & McLennan (PNG) Pty. Ltd.                       Papua New
                                                                 Guinea
               Kila Bowring Insurances Pty. Ltd.                Papua
                                                                 New Guinea
         Fenchurch Insurance Brokers Pty. Limited               Australia
         Marsh & McLennan (WA) Pty. Ltd.                        Australia
         Marsh & McLennan (WA Division) Pty. Ltd.               Australia
         Marsh & McLennan (South Australia) Pty. Ltd.           Australia
         Marsh & McLennan (SA Division)                         Australia
         Marsh & McLennan Captive Management Services Pty. Ltd. Australia
         Asia Pacific Insurance Wholesalers Pty. Ltd.           Australia
     Marsh & McLennan Versicherungs-Service GmbH                Austria
     Marsh & McLennan Management Services (Barbados), Ltd.      Barbados
     Henrijean, S.A.                                            Belgium
     Marsh & McLennan Management Services (Bermuda) Limited     Bermuda
         Transglobe Management (Bermuda) Ltd.                   Bermuda
         Marsh & McLennan (Cayman Islands) Ltd.                 Cayman Islands
         Marsh & McLennan Management Services (L) Ltd.          Labuan
     Marclen-Corretagem de Seguros Ltda.                        Brazil
         Tudor, Marsh & McLennan Corretores de Seguros S.A.     Brazil
         Icarai S/A Administracao E Comercio                    Brazil
     Les Assureurs Conseils Camerounais Faugere & Jutheau & Cie Cameroon
     Marsh & McLennan, Limited/Limitee'                         Canada
         D.G. Watt & Associates Ltd.                            Canada
         Charbonneau, Dulude & Associes (1985)
           Limitee/Charbonneau, Dulude & Associates (1985)
           Limited                                              Canada
         M&M Insurance Management Canada Ltd.                   British
                                                                 Columbia
         Marshcan Insurance Brokers Limited                     Canada
         Irish & Maulson Limited                                Ontario
         Pratte-Morrissette, Inc.                               Quebec
         Schatz Insurance Agencies, Inc.                        Saskatchewan
         Marsh & McLennan (SASK) Ltd.                           Saskatchewan
     Claro Marsh & McLennan S.A. Corredores De Seguros          Chile
         Claro Marsh & McLennan Consultores en Recursos
           Humanos, Ltda.                                       Chile
     Marsh & McLennan Czechoslovakia S.r.o.                     Czechoslovakia
     Marsh & McLennan Denmark A/S                               Denmark
         Marsh & McLennan Sweden AB                             Sweden
     Les Assureurs Conseils Gabonais Faugere & Jutheau & Cie    Gabon
     Marsh & McLennan Companies GmbH                            Germany
     Marsh & McLennan Companies Beteiligungsgesellschaft II
       GmbH                                                     Germany
         Gradmann & Holler, K.G.                                Germany
               Erwin Warnecke GmbH                              Germany
               Gradmann & Holler GmbH                           Germany
                     RMB-Risk Management Beratungs-GmbH         Germany
                     Wolf & Hasselmann GmbH                     Germany
                     Gradmann & Holler-William M. Mercer GmbH   Germany
                     VW-Versicherungsvermittlungs-GmbH          Germany
                     VVG Gradmann & Holler
                       Versicherungs-Vermittlungs-GmbH          Germany

                     Airport Asserkuranz Vermittlungs GmbH      Germany
                     GMFS Versicherungs-Vermittlungs GmbH       Germany
                     Sudzucker Versicherungsvermittlungs GmbH   Germany
                     Senator Assercuranz Contor GmbH            Germany
                     Bau Asserkuranz Vermittlungs GmbH          Germany
                     Westfalia Asserkuranz
                       Versicherungsvermittlungs GmbH           Germany
               Gradmann & Holler International GmbH             Germany
                     Gradmann & Holler Kiefhaber GmbH           Germany
                     Gradmann & Holler AG                       Switzerland
     Marsh & McLennan-Hellas-L.L.C.                             Greece
     Marsh & McLennan Management Services (Guernsey) Limited    Guernsey
     Marsh & McLennan Limited                                   Hong Kong
     Marsh & McLennan Budapest Insurance Brokers &
       Consultants Ltd.                                         Hungary
     Bowring (Dublin) Limited                                   Ireland
     Marsh & McLennan Management Services (Dublin) Limited      Ireland
     Marsh & McLennan Italia & Co., S.P.A.                      Italy
     Africaine De Courtage d'Assurances Faugere & Jutheau, S.A. Ivory Coast Les Assureurs Conseils de Cote d'Ivoire Faugere &
       Jutheau & Cie                                            Ivory Coast
     Marsh & McLennan Japan Ltd.                                Japan
     Marsh & McLennan Co. Inc.                                  Liberia
     Marsh & McLennan Europe S.A.                               Luxembourg
     Marsh & McLennan Luxembourg, S.A.                          Luxembourg
         Marsh & McLennan Insurance Management Services, S.A.   Luxembourg
     S.P.K. Bowring Marsh & McLennan Sdn. Bhd.                  Malaysia
     Corredores Internacionales de Reaseguros S.A.              Mexico
     Marsh & McLennan Agente de Seguros y de Fianzas, S.A.
       de C.V.                                                  Mexico
     Marsh & McLennan Nederland B.V.                            Netherlands
     Marsh & McLennan Polska Sp.zO.O                            Poland
     Marsh & McLennan, Lda.                                     Portugal
     Marsh & McLennan Romania SRL                               Romania
     Marsh & McLennan Management Services (S) Pte. Ltd.         Singapore
     Marsh & McLennan Bowring Pte. Ltd.                         Singapore
     Marsh & McLennan Espana, S.A., Correduria de Seguros       Spain
         Marsh Privat AIE                                       Spain
     Marsh & McLennan EWI S.A.                                  Switzerland
     Marsh & McLennan (Thai) Company Ltd.                       Thailand
     Marsh & McLennan Sigorta ve Reasurans Brokerligi AS        Turkey
     C.T. Bowring International Broking Holdings, Ltd.          United Kingdom
          Insurance Brokers of Nigeria                          Nigeria
     Marsh & McLennan Bowring Marine & Energy Group Ltd.        United Kingdom
     Marsh & McLennan Limited                                   United Kingdom
     Marsh & McLennan, Incorporated                             Virgin Islands
     Muir Beddall (Zimbabwe) Limited                            Zimbabwe
         C.T. Bowring and Associates (Private) Limited          Zimbabwe
     Guy Carpenter & Company, Inc.                              Delaware
         The Carpenter Management Corporation                   Delaware
               Paul Napolitan, Inc.                             Delaware
         Sellon Associates, Inc.                                New York
         Balis & Co., Inc.                                      Pennsylvania
               Philadelphia Insurance Management Company        Delaware

         EQECAT, Inc.                                           Delaware
         Guy Carpenter Advisors, Inc.                           Delaware
         Normandy Reinsurance Company Limited                   Bermuda
         Guy Carpenter & Company, S.A.                          Belgium
         American Overseas Management Corporation (Canada)      Canada
         Guy Carpenter & Company (Canada) Limited               Canada
         Guy Carpenter & Company, A/S                           Denmark
         Gradmann & Holler/Guy Carpenter GmbH                   Germany
         Guy Carpenter & Company (Asia) Limited                 Hong Kong
         Guy Carpenter Italia, S.R.L.                           Italy
         Guy Carpenter y Cia (Mexico) S.A. de C.V.              Mexico
         Guy Carpenter & Company (Stockholm) AB                 Sweden
               Bennich Reinsurance Management AB                Sweden
         Guy Carpenter & Co. Limited                            United Kingdom
        Marsh & McLennan Risk Capital Holdings, Ltd.            Delaware
               Marsh & McLennan Risk Capital Corp.              Delaware
               MMRCH (Bermuda) Partnership                      Bermuda
               Terra Nova (Bermuda) Holdings, Ltd.              Bermuda
Marsh et McLennan France SA                                     France
     Mercer-Faugere & Jutheau SA                                France
     Faugere & Jutheau, S.A.                                    France
         Faugere & Jutheau Bermuda                              Bermuda
         Assureurs Conseils Tchadiens (S.A.R.L.)                Chad
         Assureur Conseil de Djibouti- Faugere & Jutheau et
           Cie SARL                                             Djibouti
         Ancien Cabinet Pierre de Kerpezdron (S.A.)             France
               SNC P. Deleplanque                               France
         Boistel S.A.                                           France
         Bureau Gogioso Eyssautier S.A.                         France
               Eyssautier Flepp Malatier & Pages S.A.           France
                     Boistel Eyssautier S.A.                    France
               Omnium d'Assurances Maritimes                    France
               Astramar S.A.                                    France
               Cires SARL                                       France
               Sogescor SARL                                    France
               Gatier S.A.                                      Switzerland
               Assurances Maritimes Eyssautier Malatier
                 Inter SARL                                     France
               Ivoiriennes Assurances Conseil                   Ivory Coast
         Societe Internationale de Courtage d'Assurances
           et de Reassurances-F&J (SARL)                        Burkina Faso
         Socodel-Paris S.A.                                     France
         Union Francaise de Reassurances (S.A.)                 France
                Guy Carpenter & Cia, S.A.                       Spain
         William M. Mercer-Faugere & Jutheau (S.A.R.L.)         France
         Societe d'Etude et de Gestion et de Conseil en
           Assurance SA                                         Senegal
Mercer Consulting Group, Inc.                                   Delaware
     National Economic Research Associates, Inc.                California
         National Economic Research Associates, Inc.            Delaware
     Hudson Strategy Group, Inc.                                Delaware
     Mercer Management Consulting, Inc.                         Delaware
         Decision Research Corporation                          Massachusetts
         LAR/Decision Research Corporation                      New York

         Lippincott & Margulies, Inc.                           New York
         Mercer Management Consulting, Ltd.                     Bermuda
         Mercer Management Consulting GmbH                      Germany
               UBM Unternehmensberatung Mnchen GmbH             Germany
               UBM Marktforschung GmbH International
                 Industrial Research                            Germany
               UBM Industrial Market Research Iberica S.L.      Germany
               UBM Consultoria Internacional S/C Ltda.          Brazil
               UBM Consulting France International Management
                 Consultants                                    France
               Mercer Management Consulting Limited             Switzerland
               Mercer Management Consulting S.L.                Spain
         Mercer Management Consulting SNC                       France
                     MID, Inc.                                  Delaware
         INPLAN Pte. Ltd.                                       Singapore
         Mercer Consulting Services S.A.                        Switzerland
         Strategic Planning Associates, Straplan S.A.           Switzerland
    Mercer Service Company, Inc.                                Delaware
     William M. Mercer Companies, Inc.                          Delaware
         William M. Mercer Holdings, Inc.                       Delaware
               William M. Mercer Pty. Ltd.                      Australia
                     Superfund Nominees Pty. Ltd.               Australia
               William M. Mercer International S.A.             Belgium
               William M. Mercer Limited                        Canada
                     Hickling -Johnston Ltd.                    Canada
                     Mercer Management Consulting Limited       Canada
                     Metcalfe Agencies Limited                  Quebec
                     Societe Conseil Mercer Limitee             Quebec
               Mercer Limited                                   Ireland
                     P.I.C. Advisory Services Limited           Ireland
                     P.I.C. Management Services Limited         Ireland
               Mercer Fraser P.I.C. Trustees Limited            Ireland
               William M. Mercer Limited of Japan               Japan
               William M. Mercer Limited                        Hong Kong
               William M. Mercer (Malaysia) Sdn. Bhd.           Malaysia
                     William M. Mercer Zainal Fraser Sdn. Bhd.  Malaysia
               William M. Mercer Ten Pas B.V.                   Netherlands
                     Germas B.V.                                Netherlands
                         Reitmulders & Partners B.V.            Netherlands
                     William M. Mercer Services B.V.            Netherlands
               William M. Mercer Limited                        New Zealand
               William M. Mercer, Incorporated                  Puerto Rico
               William M. Mercer, S.A.                          Switzerland
               William M. Mercer Limited                        United Kingdom
                     William M. Mercer Fraser (Irish
                       Pensioneer Trustees) Limited             Ireland
                     William M. Mercer Srl                      Italy
                     DCF Consultants PTE Limited                Singapore
                     William M. Mercer Fraser Pension Fund
                       Trustees Limited                         United Kingdom

                     Duncan C. Fraser & Co.                     United Kingdom
                     William M. Mercer Fraser Computer
                       Services Limited                         United Kingdom
                     Mercer Management Consulting, Limited      United Kingdom
                     MF Trustees Limited                        United Kingdom
                     William M. Mercer Fraser Pension Fund
                       Trustees Limited                         United Kingdom
                     William M. Mercer (Isle of Man) Limited    Isle of Man
                     Pensioneer Trustees (Leeds) Limited        England
                     William M. Mercer Lda.                     Portugal
                     William M. Mercer Fraser Limited           United Kingdom
                     MPA (International) Limited                United Kingdom
                     Pension Trustees Limited                   United Kingdom
                     Pensioneer Trustees Limited                United Kingdom
                     Pensioneer Trustees (London) Limited       United Kingdom
                     Southampton Place Trustee Co. Ltd.         United Kingdom
         William M. Mercer, Incorporated                        Delaware
               National Medical Audit                           California
               Hansen International Limited                     Delaware
               William M. Mercer Plan Participant Services,
                 Inc.                                           Delaware
               William M. Mercer of Indiana, Incorporated       Indiana
               Mercer Investment Consulting, Inc.               Kentucky
               William M. Mercer of Kentucky, Inc.              Kentucky
               William M. Mercer, Incorporated                  Louisiana
               William M. Mercer, Incorporated                  Massachusetts
               William M. Mercer of Michigan, Incorporated      Michigan
               William M. Mercer, Incorporated                  Nevada
               William M. Mercer, Incorporated                  Ohio
               William M. Mercer, Incorporated                  Oklahoma
               William M. Mercer of Texas, Inc.                 Texas
               William M. Mercer of Virginia, Incorporated      Virginia
               MPA Superannuation Services Limited              Australia
               MPA Superfund Nominees Pty. Limited              Australia
               Mercer R.H. SARL                                 France
               William M. Mercer-MPA Limited                    Hong Kong
               William M. Mercer Philippines, Incorporated      Philippines
               William M. Mercer Pte. Ltd.                      Singapore
         William M. Mercer S.A.                                 Argentina
               William M. Mercer S.A. Asesores de Seguros       Argentina
         William M. Mercer Comercio Consultoria e Servicos
           Ltda.                                                Brazil
               William M. Mercer Consultoria Ltda.              Brazil
               Grupo Assistencial De Economia E Financas
                 Tudor S/C Ltda.                                Brazil
         Mercer MW Ltda.                                        Brazil
         Mercer MW Pesquisas Ltda.                              Brazil
         Mercer MW Servicos Ltda.                               Brazil
         Mercer MW Saude Ltda.                                  Brazil
         Vida Network Ltda.                                     Brazil
         William M. Mercer, S.A.                                Belgium
         William M. Mercer Limitada                             Chile
               William M. Mercer Claro Corredores de Seguros    Chile
         William M. Mercer A/S                                  Denmark

               William M. Mercer A.B.                           Sweden
         William M. Mercer (Korea) Co., Ltd.                    Korea
         Mercer C & B Servicios, S.A. de C.V.                   Mexico
         Mercer C & B S.A. de C.V.                              Mexico
         William M. Mercer Broking (Taiwan) Ltd.                Taiwan
         William M. Mercer Consulting (Taiwan) Ltd.             Taiwan
Seabury & Smith, Inc.                                           Delaware
     Seabury & Smith of Arkansas, Inc.                          Arkansas
     Trust Consultants, Inc.                                    California
     Appleby & Sterling Agency, Inc.                            Delaware
     Marsh & McLennan National Marketing Corporation            Delaware
     Marsh & McLennan Securities Corporation                    Delaware
     Smith-Sternau Organization, Inc.                           Delaware
     The Schinnerer Group, Inc.                                 Delaware
         Victor O. Schinnerer & Company, Inc.                   Delaware
               Victor O. Schinnerer & Co. (Bermuda), Ltd.       Bermuda
               Potomac Insurance Managers, Inc.                 Delaware
               Victor O. Schinnerer of Illinois, Inc.           Illinois
               Victor O. Schinnerer & Company, Inc.             Ohio
         Encon Holdings, Inc.                                   Texas
               Panhandle Insurance Agency, Inc.                 Texas
                     Encon Underwriting Agency, Inc.            Texas
         Encon Holdings, Inc.                                   Ontario
               Encon Insurance Managers Inc.                    Canada
                     National Program Administrator
                       Investments, Inc.                        Canada
                     Encon Management Services, Inc.            Canada
                     Encon Reinsurance Managers Inc.            Canada
               Encon Title Insurance Managers Inc.              Canada
               Rockcliffe Investors, Ltd.                       Canada
        Victor O. Schinnerer & Company Ltd.                     United Kingdom
               Encon Underwriting Limited                       United Kingdom
               Admiral Holdings Limited                         United Kingdom
                     Admiral Underwriting Agencies Limited      United Kingdom
               Admiral Ireland Limited                          Ireland
               Admiral Underwriting Agencies (Ireland) Ltd.     Ireland
     Seabury & Smith of Georgia, Inc.                           Georgia
     M. A. Gesner of Illinois, Inc.                             Illinois
     Seabury & Smith of Illinois, Inc.                          Illinois
     Seabury & Smith, Inc.                                      Indiana
     Seabury & Smith, Inc.                                      Kentucky
     Seabury & Smith, Inc.                                      Louisiana
     Seabury & Smith, Inc.                                      Massachusetts
     Seabury & Smith, Inc.                                      Michigan
     Seabury & Smith, Inc.                                      Nevada
     Seabury & Smith Agency, Inc.                               Ohio
     Seabury & Smith, Inc.                                      Oklahoma
     Seabury & Smith, Inc.                                      Texas
     Seabury & Smith, Inc.                                      Virginia
     Seabury & Smith Limited                                    Ontario
         G. E. Freeman Insurance Agency Limited                 Ontario
     Seabury & Smith Limited                                    United Kingdom
Putnam Investments, Inc.                                        Massachusetts
     Putnam Investment Management, Inc.                         Massachusetts

     Putnam Future Advisors, Inc.                               Massachusetts
     Putnam Fiduciary Trust Company                             Massachusetts
     Putnam Investor Services, Inc.                             Massachusetts
     Putnam Mutual Funds Corp.                                  Massachusetts
         Putnam Insurance Agency, Inc.                          Massachusetts
     The Putnam Advisory Company, Inc.                          Massachusetts
         Putnam Europe Ltd.                                     United Kingdom
     The Putnam Corporation                                     Massachusetts
     Putnam Rhumbline Corporation                               Massachusetts
     Primary Funds Service Corp.                                Delaware
     Putnam Overseas Institutional Management Company, Ltd.     Bahamas
     Putnam International Distributors, Ltd.                    Cayman Islands
     Putnam Deutschland GmbH                                    Germany
     Putnam International Advisory Company, S.A.                Luxembourg
         NKK-Putnam Management, S.A.                            Luxembourg
     Putnam International Growth Management, S.A.               Luxembourg
     Putnam Luxembourg, S.A.                                    Luxembourg
The Bowring Group Limited                                       England
     C.T.B. Services Ltd.                                       England
     C.T. Bowring & Co. Ltd.                                    England
     Importbest Ltd.                                            England
     Bowring Financial Services Ltd.                            England
    The Frizzell Group Ltd.                                     England
         Frizzell Financial Services Ltd.                       England
         Frizzell Life & Financial Planning Ltd.                England
         Central Resources Ltd.                                 England
         Frizzell Bank Ltd.                                     England
               Frizzell Credit Services Ltd.                    England
               Shawlands Leasing Ltd.                           England
               Shawlands Securities Ltd.                        England
         Frizzell Property Loans                                England
         Frizzell Westbourne Developments Ltd.                  England
         Teachers Motoring Associations Ltd.                    England
         Tower Brokers                                          Guernsey
         Frizzell B.V.                                          Holland
         Frizzell Foundation                                    England
     Marsh & McLennan Management Services (Guernsey) Ltd.       Guernsy
     Bowring Marsh & McLennan (IOM) Ltd.                        I.O.M.
     Marsh & McLennan Management Services (Isle of Man) Ltd.    I.O.M.
         Carpenter Bowring (UK) Ltd.                            England
               Carpenter Bowring Ltd.                           England
               Marsh Re Correduria de Reaseguros S.A.           Spain
               Bowring Reinsurance Brokers Ltd.                 England
               Winchester Bowring Ltd.                          England
                     White Kennett Ltd.                         England
         C.T. Bowring & Co. (Insurance) Ltd.                    England
               Bowring Worldwide Services Ltd.                  England
               Marsh & McLennan Global Broking Ltd.             England
               Bowring Aviation Ltd.                            England
               Bowring Financial & Professional Insurance
                 Brokers Ltd.                                   England
               Aviation Risk Management Services Ltd.           England
               C.T. Bowring Space Projects Ltd.                 England
               Aviation Insurance Advisory Services Ltd.        England

               Bowring Aviation Advisory Services Ltd.          England
               Bowring Marine Ltd.                              England
     Bowring Marsh & McLennan Ltd.                              England
         Marsh & McLennan Services Ltd.                         England
         Marsh & McLennan Holdings Ltd.                         England
         Marsh & McLennan Nederland B.V.                        Netherlands
         Marsh & McLennan Lda.                                  Portugal
         Marsh & McLennan Bowring Ltd.                          England
         Bowring Gauntlet Ltd.                                  England
         Bowring Risk Management Ltd.                           England
         Bowring Professional Indemnity Scotland Ltd.           Scotland
         Microsafe Ltd.                                         England
         Ulster Insurance Services Ltd.                         N. Ireland
         RIAS Insurance Services Ltd.                           Scotland
         Bowring Camper & Nicholsons Ltd.                       England
         RIC Management Services Ltd.                           Eire
         Insurance Management Services Ltd.                     Eire
        Marsh & McLennan Ireland Ltd.                           Eire
               C.T. Bowring Ireland Ltd.                        Eire
               Mathews Mulcahy & Sutherland Ltd.                Eire
         R.I.C.S. Insurance Services Ltd.                       England
         Bowring Information & Communications Systems Ltd.      England
         Marsh & McLennan Holdings Ltd.                         New Zealand
               Marsh & McLennan Ltd.                            New Zealand
               Reinsurances New Zealand Ltd.                    New Zealand
               Risk Management Ltd.                             New Zealand
               Marsh & McLennan Ltd.                            Fiji
                     Reinsurances (Pacific) Ltd.                Fiji
     Bowring Services Ltd.                                      England
         C. T. Bowring (Underwriting Agencies) Ltd.             England
         C. T. Bowring Trading (Holdings) Ltd.                  England
               Baffin Trading Company Ltd.                      Canada
         C.T.B. Ltd.                                            England
         Tower Hill Property Company Ltd.                       England
         Bowring In The Community Ltd.                          England
         C. T. Bowring (Insurance) Holdings Ltd.                England
               C. T. Bowring Japan Ltd.                         Japan
               Carpenter Bowring Australia Pty. Ltd.            Australia
                     Carpenter Bowring New Zealand Ltd.         New Zealand
                     Australian World Underwriters Pty. Ltd.    Australia